                                                                   EXHIBIT 10.62

                     ASSUMPTION AND MODIFICATION AGREEMENT

          THIS ASSUMPTION AND MODIFICATION AGREEMENT (this "Agreement") dated as of January 20, 1996 is by and among WINCUP HOLDINGS, INC. ("Transferor"), a Delaware corporation, with offices at 735 Chesterbrook Boulevard, Wayne, PA 19087; WINCUP HOLDINGS, L.P., a Delaware limited partnership with offices at 735 Chesterbrook Boulevard, Wayne, PA 19087 ("Transferee"); and SCOTT PAPER COMPANY, a Pennsylvania corporation with offices at 351 Phelps Drive, Irving, Texas 75038 ("Noteholder").

                                   BACKGROUND

          A. Transferor intends to transfer to Transferee certain premises located in El Campo, Texas; Shreveport, Louisiana; Mount Sterling, Ohio; and Higginsville, Missouri (collectively, the "Mortgaged Property") under and subject to the outstanding obligations of Transferor to Noteholder under the Negotiable Secured Note, dated February 24, 1992 as amended by a First Amendment to Negotiable Secured Note (the "Note"), made by Scott Container Products Group, Inc., a Delaware corporation, in favor of Noteholder, in the original principal amount of FIVE MILLION DOLLARS (the "Indebtedness"). Initially capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings given to those terms in the Note.

          B. The Note is secured by the following Mortgages (collectively, with the Note, this Agreement and with all amendments, modifications, replacements, extensions hereof and thereof and any other documents evidencing or securing the obligations described therein whether now or hereafter made, the "Loan Documents"):

              1. Deed of Trust and Security Agreement, dated February 24, 1992, recorded in Wharton County, Texas Deed Records;

              2. Mortgage and Security Agreement, dated February 24, 1992, recorded in Caddo Parish, Louisiana;

              3. Mortgage and Security Agreement, dated February 24, 1992, recorded in Madison County, Ohio; and

              4. Deed of Trust and Security Agreement, dated February 24, 1992, filed for record in the Office of Recorder of Deeds, Lafayette County, Missouri.

          C. The parties are entering into this Agreement to evidence the consent of Noteholder to the transfer of the Mortgaged Property to Transferee and certain modifications of the Note described in this Agreement, to be effective as of the date of transfer of the Mortgaged Property from Transferor to Transferee (the "Effective Date").
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                              TERMS AND PROVISIONS

          1.  Assumption.  Effective on the Effective Date, Transferee shall
              -----------
assume and hereby agrees from and after the Effective Date to pay, as and when due and payable, the outstanding principal amount of the Indebtedness, together with interest, fees, and expenses now or hereafter becoming due under the Loan Documents and any renewals, extensions and modifications thereof (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations").

          2.  Modification.  From and after the Effective Date, and subject to
              -------------
the provisions of Section 4 of the Note, the outstanding principal balance of the Indebtedness shall bear interest at a rate equal to 100 basis points higher than the rate set forth in the Term Loan Notes by the Transferee as maker delivered pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of the date hereof among Transferee, Transferor, NationsBank, N.A. and Bank of New York Commercial Corporation, as lender and as agent (the "Term Notes"), as such rate is adjusted from time to time as set forth in such Term Notes; provided, however, that if the Transferee and Transferor satisfy their obligations in full under the Term Notes at any time while there remains any principal outstanding under the Note, such unpaid principal shall bear interest at an annual rate equal to the prime rate, as published in The Wall Street Journal three business days prior to the last day of each calendar quarter, plus 200 basis points. Such interest shall be payable as follows:

              (a) Interest. Interest accrued on the Indebtedness through the
                  --------
last day of each calendar quarter shall be due and payable by wire transfer on the tenth day of the succeeding calendar quarter.

              (b) Principal. The outstanding principal of the Indebtedness,
                  ---------
which was $4,816,457 as of December 31, 1995 and with respect to which a $200,000 principal payment has since been made by Transferor, shall be repaid in one installment on the fifth anniversary of the Effective Date (the "Maturity Date"). Transferee further agrees that such payment shall be made prior to the Transferor making any payment to James River Paper Company, Inc. or any successor thereto or any person or entity to whom James River Paper Company, Inc. may assign its interest in Transferee (James River Paper Company, Inc. or any such successor or assignee being hereinafter referred to as "JR") in connection with either (i) the exercise by JR of its right to require Transferor to redeem all of JR's interest in Transferee commencing five years from the Effective Date or on such earlier date as Transferor may permit JR to exercise such right, as set forth in Transferee's Agreement of Limited Partnership dated as of the Effective Date between Transferor and JR (the "Partnership Agreement) or (ii) the exercise by Transferor of its right to acquire all of JR's interest in Transferee under the Partnership Agreement.

          The foregoing terms shall be set forth in an allonge to be affixed to the Note.

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          3.  Notices, Etc.
              ------------

              (a) The address for notices to Maker, under (Paragraph)6 of the
Note is hereby amended as follows:

          To Maker as follows:

          Wincup Holdings, L.P.
          735 Chesterbrook Boulevard
          Wayne, PA 19087

              (b) The address for notices to Noteholder under (Paragraph)6 of the Note is hereby amended as follows:

          If to Payee:

              Scott Paper Company
              c/o Kimberly Clark Corporation
              351 Phelps Drive
              Irving, TX  75038
              Attention: Treasurer

          With a copy to:

              Kimberly Clark Corporation
              351 Phelps Drive
              Irving, TX  75038
              Attention:  David Dolan, Esq.

              and

              Reboul, MacMurray, Hewitt, Maynard & Kristol
              45 Rockefeller Plaza
              New York, New York l0lll
              Attention: Karen C. Wiedemann, Esquire

          4.  Acknowledgment.  Transferor hereby acknowledges its liability, as
              --------------
contemplated by the Subrogation Agreement dated February 28, l992 among Noteholder, Continental Bank, N.A. and Transferor, to reimburse Noteholder for an aggregate $3,000,000, plus "Damages" (as described in said Subrogation Agreement) in respect thereof in connection with drawdowns under the Letter of Credit furnished by Noteholder as contemplated by the Subrogation Agreement. Transferor hereby assigns to Noteholder, in full satisfaction of such liability, Transferor's right to receive (i) $300,000 in original principal amount of Transferee's Subordinated Promissory Notes and (ii) $2.7 million in original principal amount of Transferee's Junior Subordinated Notes, and Transferor hereby directs Transferee to issue such notes directly to Noteholder, and Noteholder hereby accepts the issuance of such notes by Transferee to Noteholder as full satisfaction of Transferor's liability under such Subrogation Agreement.

          5.  Miscellaneous.
              -------------

              (a) This Agreement and the other Loan Documents contain the entire agreement of the parties hereto with respect to the subject matter hereof. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Noteholder and the Obligor against whom enforcement is sought, no waiver of any provision of this Agreement and no waiver or consent to any departure by any Obligor therefrom, shall be effective unless it is in writing and signed by Noteholder and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof.

              (c) This Agreement shall i) be binding on Transferor, Transferee and their respective successors and assigns, and ii) inure, together with all rights and remedies of Noteholder hereunder, to the benefit of Noteholder and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (ii), Noteholder may assign or otherwise transfer any note held by it, and Noteholder may assign or otherwise transfer its rights under other Loan Document to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Noteholder under this Agreement or otherwise.

              (d) This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

              (e) The paragraph headings used herein are for convenience only and do not affect or modify the terms and conditions hereof.

              (f) The parties acknowledge and agree that the assumption by Transferee of the Obligations pursuant to this Agreement shall not affect the Transferor's liability for such Obligations as set forth in the Note, as modified hereby.

              (g) Transferee agrees to pay the actual fees and expenses of Reboul, MacMurray, Hewitt, Maynard & Kristol incurred on behalf of Noteholder in connection with the transactions contemplated hereby, such fees and expenses to be paid upon consummation of the transactions contemplated hereby based on reasonable documentation thereof.

              (h) Transferor shall deliver to Noteholder, within two business days after the consummation of the transactions contemplated hereby, a true and correct copy of the confirmation by Transferor's senior lender prior to the date hereof relating to the satisfaction of all obligations owed by Transferor to such lender.

              IN WITNESS WHEREOF, Transferor, Transferee and Noteholder have caused this Assumption and Modification Agreement to be executed by an officer thereunto duly authorized, as of the date first above written.

                                      WINCUP HOLDINGS, INC.,
                                      a Delaware corporation

                                      By: /s/ Michael T. Kennedy
                                         -----------------------------
                                         Michael T. Kennedy, President



                                      WINCUP HOLDINGS, L.P.,
                                      by its sole general partner

                                      WINCUP HOLDINGS, INC.,
                                      a Delaware corporation

                                      By: /s/ Michael T. Kennedy
                                         ----------------------------
                                         Michael T. Kennedy, President



                                      SCOTT PAPER COMPANY,
                                      a Pennsylvania corporation


                                      By: /s/ W. Robert Ross
                                         ----------------------------
                                         W. Robert Ross
                                         Assistant Treasurer


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